 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023

Siebert Financial Corp.

(Exact name of registrant as specified in its charter)

New York	0-5703	11-1796714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

653 Collins Avenue, Miami Beach, FL	33139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 644-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value	SIEB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Settlement Agreement

On December 19, 2023, Siebert Financial Corp. (the “Company”) entered into a Termination and Settlement Agreement (the “Settlement Agreement”) with Kakaopay Corporation (“Kakaopay”), Kakaopay Securities Corp. (“Kakaopay Securities”), Muriel Siebert & Co., Inc. (“Muriel Siebert”) and certain Gebbia parties named therein.

Under the Settlement Agreement, the parties mutually agreed to terminate the Second Stock Purchase Agreement entered into on April 27, 2023, pursuant to which the Company agreed to issue to Kakaopay an additional 25,756,470 shares of the Company’s common stock (the “Second Tranche Transaction”). Certain related agreements were also terminated, including the Foreign Broker-Dealer Fee Sharing Agreement, dated April 27, 2023, between Muriel Siebert and Kakaopay Securities, and the Support and Restrictive Covenant Agreements by certain Gebbia stockholders, each dated April 27, 2023. The parties also agreed (i) to amend and restate the Company’s existing Stockholders’ Agreement, dated May 18, 2023 (the “Original Stockholders’ Agreement”) as described below, (ii) that the Company will pay Kakaopay a fee of $5 million (payable in ten quarterly installments beginning on March 29, 2024) and (iii) to customary releases. Kakaopay continues to own the 8,075,607 shares of the Company’s common stock that it purchased from the Company in May 2023, and the Company will register the resale of such shares under timeframes specified in the Settlement Agreement. Kakaopay agreed to certain standstill restrictions with respect to its ownership of the Company’s common stock, subject to certain conditions.

The foregoing description of the Settlement Agreement is not complete and is qualified in its entirety by reference to the Settlement Agreement, a copy of which is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 10.41 and incorporated herein by reference.

Amended and Restated Stockholders’ Agreement

On December 19, 2023, the Company entered into an Amended and Restated Stockholders’ Agreement (the “A&R Stockholders’ Agreement”) with Kakaopay, certain stockholders listed on Schedule I thereto and John J. Gebbia (in his individual capacity and as representative of the Gebbia Stockholders (as defined therein)) to amend and restate the Original Stockholders’ Agreement.

Under the A&R Stockholders’ Agreement, Kakaopay retains its right to designate one director to the Company’s board of directors (the “Board”), subject to certain conditions, but the additional board designation rights in the Original Stockholders’ Agreement that would have applied following the closing of the Second Tranche Transaction have been removed. The A&R Stockholders’ Agreement also, among other things, modifies various specified events requiring the prior written consent of Kakaopay, which will provide the Company’s management with additional flexibility to grow the Company with reduced restrictions. The A&R Stockholders’ Agreement also adds tag-along rights in favor of Kakaopay and the Gebbia Stockholders.

The foregoing description of the A&R Stockholders’ Agreement is not complete and is qualified in its entirety by reference to the A&R Stockholders’ Agreement, a copy of which is attached to this Report as Exhibit 10.42 and incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 regarding the Settlement Agreement is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 relating to the A&R Stockholders’ Agreement is incorporated herein by reference.

Item 8.01 Other Events.

On December 19, 2023, the Company published a press release announcing the termination of the Second Tranche Transaction. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

For purposes of this Report, the terms “Siebert,” “Company,” “we,” “us” and “our” refer to Siebert Financial Corp. and its wholly-owned and majority-owned subsidiaries collectively, unless the context otherwise requires.

The statements contained throughout this Report that are not historical facts, including statements about our beliefs and expectations, are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements preceded by, followed by or that include the words “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “intend” and similar words or expressions. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements.

These forward-looking statements, which reflect our beliefs, objectives and expectations as of the date hereof, are based on the best judgement of management. All forward-looking statements speak only as of the date on which they are made. Such forward-looking statements are subject to certain risks, uncertainties and assumptions relating to factors that could cause actual results to differ materially from those anticipated in such statements, including the following: economic, social and political conditions, global economic downturns resulting from extraordinary events; securities industry risks; interest rate risks; liquidity risks; credit risk with clients and counterparties; risk of liability for errors in clearing functions; systemic risk; systems failures, delays and capacity constraints; network security risks; competition; reliance on external service providers; new laws and regulations affecting our business; net capital requirements; extensive regulation, regulatory uncertainties and legal matters; failure to maintain relationships with employees, customers, business partners or governmental entities; the inability to achieve synergies or to implement integration plans; and other consequences associated with risks and uncertainties detailed in Part I, Item 1A - Risk Factors of our Annual Report on Form 10-K for the year ended December 31, 2022 and our other filings with the Securities and Exchange Commission.

We caution that the foregoing list of factors is not exclusive, and new factors may emerge, or changes to the foregoing factors may occur, that could impact our business. We undertake no obligation to publicly update or revise these statements, whether as a result of new information, future events or otherwise, except to the extent required by the federal securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Report.

Ex. No	Description of Exhibits
10.41	Termination and Settlement Agreement, dated December 19, 2023
10.42	Amended and Restated Stockholders’ Agreement, dated December 19, 2023
99.1	Press Release, dated December 19, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 20, 2023	SIEBERT FINANCIAL CORP.

	By	/s/ John J. Gebbia
John J. Gebbia
Chief Executive Officer
(Principal executive officer)

	By	/s/ Andrew H. Reich
Andrew H. Reich
Executive Vice President, Chief Operating Officer, Chief Financial Officer, and Secretary
(Principal financial and accounting officer)

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